WCM International Long-Term Growth Fund

Investor Class Shares – WILGX

Institutional Class Shares – WCMTX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 1, 2021, to the

Prospectus and Statement of Additional Information (“SAI”)

dated September 1, 2021.

The WCM International Long-Term Growth Fund has not commenced operations and therefore is currently not available for purchase.

Please retain this Supplement with your records.